UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
(As Permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

☐
CONVERTED ORGANICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110
617 624 0111

Dear Stockholder:

The 2009 Annual Meeting of Stockholders of Converted Organics Inc. (the “Company”) will be held at The Marriott’s Custom House, 3 McKinley Square, Boston, MA 02109, on June 5, 2009 at 9:30 a.m. local time.

The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

We will be reporting on your Company’s activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

The Board of Directors recommends that you approve the proposals set forth in this proxy.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,

/s/ Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholder Meeting to be Held on June 5, 2009:
The Proxy Statement and the Annual Report on Form 10-K are available at
http://ir.convertedorganics.com/annuals.cfm

Converted Organics Inc.

Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Converted Organics Inc. (the “Company”) will be held at Boston, Massachusetts as follows:

Date:	June 5, 2009

Time:	9:30 a.m.

Place:	The Marriott’s Custom House
3 McKinley Square
Boston, Massachusetts 02109

The purpose of the meeting is to vote on the following matters:

1. To elect one member to the Company’s Board of Directors;

2. To ratify the selection of CCR LLP as the Company’s independent auditor for the fiscal year ending December 31, 2009; and

3. To transact such other business as may properly come before the meeting.

Further information about the meeting is contained in the accompanying Proxy Statement. All stockholders of record on April 30, 2009 may vote at this meeting.

By Order of the Board of Directors

/s/ Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and
Chairman of the Board

Boston, Massachusetts
April 30, 2009

Your vote is important.

If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A stockholder who submits a proxy may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110

PROXY STATEMENT

Annual Meeting of Stockholders
June 5, 2009

Introduction

This proxy statement contains information about the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Converted Organics Inc. (the “Company”) to be held at The Marriott’s Custom House, 3 McKinley Square, Boston, MA 02109, on June 5, 2009, at 9:30 a.m. local time, and at any postponements or adjournments thereof. The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed on or about May 4, 2009 to stockholders entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1. To elect Edward J. Gildea to the Board of Directors to serve until his terms expire in 2012 and until his successor is duly elected and qualified;

2. To ratify the appointment of CCR LLP as the Company’s independent auditor for the fiscal year ending December 31, 2009; and

3. To transact such other business as may properly come before the meeting.

As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

Stockholders of record as of the close of business on April 30, 2009 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of April 17, 2009, there were 14,017,372 shares of Company common stock issued and outstanding. Holders of Company common stock are entitled to one vote per share. Cumulative voting is not permitted. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no choice is indicated on the proxy, the shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR ratification of the appointment of the Auditor (Proposal No. 2), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Revoking a Proxy

A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy. Please note that a stockholder’s mere attendance at the Annual Meeting will not automatically revoke that stockholder’s previously submitted proxy.

Quorum and Voting Requirements

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders holding a majority of the outstanding shares of common stock entitled to vote are present at the meeting in person or by proxy. Abstentions and broker-dealer non-votes will be counted as “shares present” in determining whether this quorum has been reached. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Assuming the presence of a quorum at the Annual Meeting:

1. The candidate receiving the highest number of votes cast in favor of his election shall be elected; and

2. The affirmative vote of a majority of the common shares present at the meeting and entitled to vote is required to ratify the appointment of CCR LLP as the Company’s auditors for the 2009 fiscal year.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ‘for’ or ‘against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ‘FOR’ Proposals 1 and 2 (to elect the Board’s nominees to the Board of Directors and to ratify the selection of CCR LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009).

Dissenter’s Rights of Appraisal

No action will be taken in connection with the proposals described in this Proxy Statement for which Delaware law, our Certificate of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares.

Proxy Solicitation Costs and Methods

The Company will pay all costs of soliciting proxies. In addition to mailing proxy solicitation material, the Company’s management, employees and agents also may solicit proxies in person, by telephone, or by other electronic means of communication.

Communication with the Board of Directors

The Company has no formal written policy regarding communication with the Board of Directors. However, if a shareholder wishes to communicate with the Board of Directors, they may send a letter directed to the Corporate Secretary, Converted Organics Inc., 7A Commercial Wharf West, Boston, MA 02110.

The Company’s Annual Report

A copy of the Company’s annual report on Form 10-K for the year ended December 31, 2008 is enclosed with this proxy statement, and the contents of and exhibits to that annual report, including any amendments thereto, are incorporated by reference herein. Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to Converted Organics Inc., 7A Commercial Wharf West, Boston, MA 02110.

Directors, Executive Officers and Key Employees

The Company’s executive officers and directors and certain information about them, including their ages as of April 30 2009, are as follows:

Name	Age	Position

Edward J. Gildea*	57	President, Chief Executive Officer and Chairman of the Board
David R. Allen	54	Chief Financial Officer and Executive Vice-President of Administration
Robert E. Cell	40	Director
John P. DeVillars	60	Director
Edward A. Stoltenberg	69	Director

*	Nominee for election

The following is a brief description of the principal occupation and recent business experience of each of our directors and executive officers:

Edward J. Gildea has been our Chairman, President and Chief Executive Officer since January 2006. From 2001 to 2005, he held several executive positions including Chief Operating Officer, Executive Vice President, Strategy and Business Development, and General Counsel of QualityMetric Incorporated, a private health status measurement business. During that period, Mr. Gildea was also engaged in the private practice of law representing business clients and held management positions in our predecessor companies. He holds an A.B. degree from the College of the Holy Cross and a J.D. degree from Suffolk University Law School. Mr. Gildea is William A. Gildea’s brother.

David R. Allen has been our Chief Financial Officer since March 2007. He was previously a director from June 2006 to March 2007. Until 2004, he was the Chief Executive Officer and the Chief Financial Officer of Millbrook Press Inc., a publicly held publisher of children’s books. Millbrook Press Inc. filed for bankruptcy in the District of Connecticut in February 2004 in a liquidation proceeding in which all creditors were paid in full. Since 2004, Mr. Allen has acted as a management consultant and advisor to small public companies. Mr. Allen holds a B.S. degree and an M.S. degree from Bentley College in Waltham, Massachusetts. Mr. Allen is a Certified Public Accountant.

Robert E. Cell has been a director since June 2006.  In 2006, he became the President and Chief Executive Officer of MyBuys.com, a preference-based marketing company. From 2004 to 2005, he was the Chief Executive Officer of Cool Sign Media Inc., a provider of digital advertising and signage. From 2000 to 2004, he held several executive positions, including Chief Operating Officer and Chief Financial Officer, at Blue Martini Software, Inc., a publicly held provider of client relationship management software applications. Mr. Cell has acted as a consultant to several public and private companies. Mr. Cell holds a B.S. degree and an M.B.A. from the University of Michigan.

John P. DeVillars has been a director since June 2006. He is a founder and managing partner of BlueWave Strategies LLC, an environmental and renewable energy consulting firm established in 2003, and is a managing partner of its affiliated investment group, BlueWave Capital. He is a director of Clean Harbors Inc., a hazardous waste management company. Until 2003, Mr. DeVillars held the position of Lecturer in Environmental Policy in the Department of Urban Studies and Planning at the Massachusetts Institute of Technology. Mr. DeVillars continues to lecture at MIT, the Harvard Graduate School of Design and the Kennedy School of Government. Mr. DeVillars holds a B.A. degree from the University of Pennsylvania and an M.P.A. from Harvard University.

Edward A. Stoltenberg has been a director since March 2007. He is a Managing Director of Phoenix Financial Services, an investment banking firm which provides financial services to middle market public and private companies. He has been with Phoenix since 1999. Mr. Stoltenberg is a Certified Public Accountant and holds a B.A from Ohio Wesleyan University and an M.B.A from the University of Michigan.

There are no family relationships among our officers and directors.

Board Classifications, Committees and Meetings

Our Board of Directors comprises four members divided into three classes as nearly equal in number as possible. Currently, Messers. Stoltenberg and Cell serve as Class 1 directors, whose terms expire in 2010, Mr. DeVillars serves as a Class 2 director, whose term expires in 2011, and Mr. Edward Gildea serves as a Class 3 director, whose term expires in 2009.

Our Board of Directors is subject to the independence requirements of the NASDAQ Stock Market. Pursuant to the requirements, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent. Of the four members of the Board, Messrs. Cell, DeVillars and Stoltenberg were determined to be independent directors as defined by the NASDAQ Stock Market.

During the fiscal year ended December 31, 2008, the Board of Directors held eleven meetings in person or telephonically and acted by written consent on three occasions. Also during fiscal year 2008, the Audit Committee of the Board of Directors met six times, the Compensation Committee of the Board of Directors met twice and acted by written consent once, and the Nominating and Governance Committee met once.

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

•	appointing, evaluating and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by the independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Our Audit Committee comprises Messrs. Stoltenberg, DeVillars and Cell. Mr. Stoltenberg serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the rules of the Securities and Exchange Commission and the NASDAQ Stock Market. The Board has determined that Mr. Stoltenberg qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

Compensation Committee.  Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Our Compensation Committee comprises Messrs., Cell, DeVillars and Stoltenberg. Mr. Cell serves as Chairman of the Compensation Committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the NASDAQ Stock Market.

Nominating and Governance Committee.  Our Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board of Directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees;

•	determining procedures for selection of the CEO and other senior management; and

•	evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee comprises Messrs. DeVillars, Cell and Stoltenberg. Mr. DeVillars serves as Chairman of our Nominating and Governance Committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the NASDAQ Stock Market.

Nomination of Director Candidates

The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Company’s Nominating and Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Nominating and selection procedures are described in the written charter of the Company’s Nominating and Governance Committee, a copy of which is available on the Company’s website at www.convertedorganics.com. Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders.

Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Chairperson of the Company’s Nominating and Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must be received at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its proxy materials so as to permit the Nominating and Governance Committee and, if necessary, the Board of Directors, to evaluate the qualifications of the nominee.

The Company currently does not employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Board Member Attendance at Annual Meetings.

All current Board members and all nominees for election to our Board of Directors are required to attend our annual meetings of stockholders, provided, however, that attendance shall not be required if personal circumstances affecting the Board member or director nominee make his or her attendance impracticable or inappropriate. Three out of five of our then directors attended the 2008 annual meeting of stockholders.

Compensation Committee and Insider Participation

None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and the two most highly compensated other officers (“named executives”) during 2008 for services rendered to Converted Organics in all capacities for the last two fiscal years.

								Nonqual.
							Non-Equity	Deferred
	Fiscal				Stock	Option	Incentive	Comp.	All Other
Name and Principal Position	Year	Salary		Bonus	Awards	Awards	Plan Comp.	Earnings	Comp.	Total

Eldward J. Gildea,	2008	$215,260	(1)			$395,000				$610,260
President and Chief	2007	208,923	(2)							208,923
Executive Officer
David Allen,	2008	$139,523	(3)			$224,976				$364,499
Chief Financial Officer	2007	72,930	(4)							72,930

(1)	Includes $22,000 of unpaid salary from 2007 that was paid in 2008.

(2)	Includes paid salary of $186,923 and unpaid salary of $22,000. The unpaid salary was paid in January and February 2008.

(3)	Includes $8,580 of unpaid salary from 2007 that was paid in 2008.

(4)	Includes paid salary of $64,350 and unpaid salary of $8,580. The unpaid salary was paid in January and February 2008.

Director Compensation

In fiscal 2008, our independent directors received options to purchase an aggregate of 44,000 shares and an aggregate of $69,000 in fees for their service on the Board of Directors which included meeting fees of $1,000 per meeting. Directors who are also employees do not receive compensation for their services as directors.

	Fees Earned or	Option Awards
Name	Paid in Cash	(1)	Total

Edward A. Stoltenberg(1)	$25,000	$139,040	$164,040
Robert Cell	$20,000	$139,040	$159,040
John DeVillars	$24,000	$139,040	$163,040

(1)	Represents the compensation expense incurred by us in the respective fiscal year in connection with grants of stock options calculated in accordance with SFAS 123(R). The fair value for the stock options was estimated at the date of grant using a Black-Scholes pricing model with the following assumptions: risk-free interest rate of 3.52%; no dividend yield; volatility factor of 52.3%; and an expiration period of five years. The price resulting from the valuation was $3.16 per share.

Outstanding Equity Awards at Fiscal Year End

	Number of Securities		Option Exercise
	Underlying Unexercised		Price
Name	Options		($ per share)	Option Expiration Date
	Exercisable	Unexercisable

Edward J. Gildea	100,000	0	$3.75	June 15, 2011
	125,000	0	$5.02	June 27, 2018
David R. Allen	10,000	0	$3.75	June 15, 2011
	71,195	0	$5.02	June 27, 2018

Code of Ethics

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics can be found on our Internet website at www.convertedorganics.com.

Compensation Committee — Composition and Responsibility

All members of the Compensation Committee are independent directors in accordance with the rules of the NASDAQ Stock Market. There are currently three directors who serve on the Compensation Committee: Robert E. Cell, as Chair, Edward Stoltenberg, and John DeVillars.

The Compensation Committee operates under a written charter approved by the Board. The current Compensation Committee charter may be viewed by accessing the Investor Relations link on the Company website (http://www.ConvertedOrganics.com). The Compensation Committee has, as stated in its charter, two primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the CEO and executive officers of the Company; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer institutions.

The Compensation Committee, subject to the provisions of our Amended and Restated 2006 Stock Option Plan, also has authority in its discretion to determine the employees of the Company to whom stock options shall be granted, the number of shares to be granted to each employee, and the time or times at which options should be granted. The CEO makes recommendations to the Compensation Committee about equity awards to the employees of the Company (other than the CEO). The Compensation Committee also has authority to interpret the Plans and to prescribe, amend, and rescind rules and regulations relating to the Plans.

The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation.

In 2008, the Company utilized the services of Pearl Meyer & Partners (“Pearl Meyer”), an executive compensation consulting firm, to assist the Compensation Committee in making compensation decisions. Pearl

Meyer was engaged by the Company in order to determine whether executive compensation and non-employee Board of Directors’ compensation were competitive with industry standards for similarly situated public companies. Pearl Meyer was instructed to research and develop an Executive Compensation Competitive Analysis and a Board of Director Compensation Competitive Analysis for non-employee Board members. Pearl Meyer was also instructed to review and update the Company’s compensation peer group for comparison purposes. The Company’s compensation program is based on providing competitive salaries based upon survey data. The Company considered and analyzed the comparable companies in its peer group and created a new list of comparable companies based upon the advice of Pearl Meyer. The salaries of Executive Officers including the CEO and non-employee directors were considered in light of the data provided by Pearl Meyer. The compensation paid to non-employee directors and Executive Officers of the Company was generally found lacking in light of the survey data. However, the Compensation Committee did not recommend any changes because of the financial condition of the Company.

Employment Agreements

Effective as of February 16, 2007, the Company entered into an employment agreement with Mr. Gildea to ensure the continuity of executive leadership, to clarify his roles and responsibilities, and to make explicit the terms and conditions of executive employment. Provisions concerning a change of control of the Company, and terms of compensation in that event, are included in the employment agreement consistent with what the Compensation Committee believes to be best industry practices. The change of control provisions in the employment agreement is designed to ensure that Mr. Gildea devotes his full energy and attention to the best long term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate. “Change of Control”, as defined by the Employment Agreement, includes (i) the acquisition of any person or group (as defined by the Securities Exchange Act of 1934, as amended) of beneficial ownership of 20% of the total shares or more than 35% of the outstanding shares of common stock of the Company except for acquisitions of stock from the Company, by the Company, and by employee benefit plans maintained by the Company or any of its Affiliates; (ii) individuals who constitute the Company’s Board of Directors cease, for any reason to constitute at least a majority of the Board unless the new members of the Board were nominated by the existing Board members for other than an election contest; (iii) consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company unless the transaction merger, consolidation or sale was initiated or approved by the Board of Directors; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

The employment agreement with Mr. Gildea for him to serve as President and Chief Executive Officer of the Company provides for a base salary of $220,000, which may be increased at the discretion of the Board. The employment agreement also provides for participation in the various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and medical and dental insurance programs to the extent they are offered by the Company and to the extent that Mr. Gildea is eligible to participate in such plans under the terms of such plans.

In the event Mr. Gildea’s employment is terminated or in the event that Mr. Gildea resigns for “good reason” following a change of control, Mr. Gildea is entitled to a lump sum of three years base salary plus three times his incentive compensation paid in the preceding twelve months or the plan’s target, whichever is greater, plus continued participation in the insurance benefits for a three year period. All stock options granted to Mr. Gildea would immediately vest and remain exercisable for three months following the date of termination.

Resignation for “good reason” under the employment agreement, means, among other things, the resignation of Mr. Gildea as a result of (i) the Company, without the express written consent of Mr. Gildea, materially breaches the agreement which breach is not cured within 30 (thirty) days following written notice by Mr. Gildea; (ii) the Board of Directors, without cause, substantially changes Mr. Gildea’s core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company; (iii) the Company’s Board of Directors, without cause, places another executive above Mr. Gildea or one of the named officers in the Company or requires Mr. Gildea to be based in an office that is more than 100-miles from Mr. Gildea’s principal place of employment; or (iv) a change of control, as defined, occurs. The estimated expense to the Company of Mr. Gildea’s termination in the event of a change in control as of December 31, 2008 is $660,000. The estimated expense to the Company of Mr. Gildea’s resignation for good reason or termination without cause in the absence of a change in control as of December 31, 2008 is $220,000.

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of April 17, 2009 by (i) each person whom we know owned, beneficially, more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of the current directors and executive officers as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock to be received upon conversion of preferred stock, or subject to options or warrants currently exercisable or exercisable on or within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Officers and Directors

	No. of Shares
	Beneficially
Name of Beneficial Owner(1)	Owned		%(2)

Edward J. Gildea	324,911	(3)	2.28%
David R. Allen	85,141	(4)	*
Robert E. Cell	54,000	(5)	*
John P. DeVillars	54,000	(5)	*
Edward A. Stoltenberg	63,269	(6)(7)	*
All directors and officers as a group (five persons)	581,321		4.10%
5% Stockholders
Oppenheimer Funds, Inc.(8)(9)	2,284,409	(10)	16.3%
Oppenheimer New Jersey Municipal Fund(8)(11)	652,688		4.66%
Oppenheimer Rochester National Municipals(8)(11)	1,631,721		11.64%

*	Less than 1%

(1)	The address of all persons named in this table, with the exception of Oppenheimer Funds, Inc. and Chester L.F. Paulson & Jacqueline M. Paulson is: c/o Converted Organics Inc., 7A Commercial Wharf West 02110.

(2)	Assumes 14,017,372 shares as of April 17, 2009.

(3)	Includes 1,400 Class B Warrants and options to purchase 225,000 shares.

(4)	Includes options to purchase 81,195 shares.

(5)	Includes options to purchase 54,000 shares.

(6)	Includes options to purchase 44,000 shares.

(7)	Includes 2,966 shares beneficially owned and held in trust.

(8)	The following information is based on the Schedule 13G filed April 9, 2009. Oppenheimer Funds, Inc. is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E). Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals are investment companies registered under section 8 of the Investment Company Act of 1940. All beneficial ownership is disclaimed pursuant to Rule 13d-4 of the Exchange Act of 1934). All positions reported reflect the exercise of warrants for shares of common stock.

(9)	The principal address of Oppenheimer Funds, Inc. is Two World Financial Center, 225 Liberty Street, New York, NY 10289

(10)	Oppenheimer Funds, Inc.’s amount of beneficial ownership includes the ownership reported for Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals.

(11)	The principal address of Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals is 6803 S. Tucson Way, Centennial, CO 80112.

Transactions With Related Persons, Promoters and Certain Control Persons

As payment for compensation accrued and not paid since April 1, 2006 and expenses incurred but not reimbursed since April 1, 2006, we intend to pay in the future, out of available cash, a total of $250,000 to the following current and former executive officers, directors and consultants, each of whom will receive $50,000: Edward J. Gildea, Thomas R. Buchanan, John A. Walsdorf, William A. Gildea and John E. Tucker.

The Company paid Mr. William A. Gildea, who was a 5% stockholder during 2007 and 2008 and is the brother of the President and CEO of the Company, for his services in connection with development efforts in New Jersey, New York and Rhode Island as well as his services in connection with the sale of the Company’s common stock. Mr. Gildea was paid $32,500 in 2005, $69,000 in 2006, $155,000 in 2007 and $180,000 in 2008.

The Company also paid Mr. John E. Tucker, who was a 5% stockholder during 2007 and 2008, and his company, BioVentures LLC., for its services in connection with the design and development work for the Company’s planned manufacturing facility in Woodbridge, NJ. BioVentures LLC was paid $15,000 in 2004, $1,000 in 2005, $69,000 in 2006, $76,669 in 2007 and $60,000 in 2008.

We believe the transactions described above were made on terms at least as favorable as those generally available from unaffiliated third parties. The transactions have been ratified by a majority of the members of our Board of Directors who are independent directors. Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from unaffiliated third parties, and all such transactions will be reviewed and subject to approval by our Audit Committee, which will have access, at our expense, to our or independent legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2008. The Company is aware that a Form 4 was filed late for each of the following directors, Robert E. Cell, John P. DeVillars and Edward A. Stoltenberg, in connection with the grant of options to purchase 44,000 shares of the Company’s common stock made to Messers. Cell, DeVillars and Stoltenberg as a component of compensation paid to the Company’s directors who are not members of management. The Company is also aware that a Form 4 was filed late for each of the following officers, Edward J. Gildea and David R. Allen. In addition, a Form 4 was filed late for Richard P. Aleo, a former Executive Vice President of Sales and Marketing. In making these statements, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

Independent Public Accountants

CCR LLP served as the Company’s independent public accountant in fiscal 2008 and has been engaged as the Company’s independent public accountant for fiscal 2009. The Audit Committee of the Board intends to meet with the auditor in August 2009 to discuss the audit engagement for fiscal 2009. The following table shows the fees paid or accrued by the Company for the audit and other services provide CCR LLP for 2008 and 2007.

	FY 2008	FY 2007

Audit Fees	$287,437	$213,148
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Totals	$287,437	$213,148

Audit fees of CCR LLP for fiscal 2008 and 2007 consisted of the examination of the consolidated financial statements of the Company.

Representatives of CCR LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so. The representatives are expected to be available to respond to appropriate questions from attendees.

The Audit Committee, consisting entirely of independent directors, pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during fiscal 2008.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2008. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the information by reference in such filing.

The Audit Committee currently includes three non-employee directors. Mr. Stoltenberg serves as Chairman of the Audit Committee, and Messrs. Cell and DeVillars serve as members. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the rules of the NASDAQ Stock Market and the SEC. The Board also determined that each member of the Audit Committee is “financially literate” and has accounting or related financial management expertise. The Board also determined that Mr. Stoltenberg is an “audit committee financial expert” as defined by SEC rules through his business and professional experience.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of the Company’s independent registered public accounting firm.

The Audit Committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in the Company’s financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm for the last fiscal year, CCR LLP is responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee’s charter, the Audit Committee’s responsibility is to provide oversight of and to review those processes. The Audit Committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

Audited Financial Statements

The Audit Committee has reviewed the audited financial statements prepared for the fiscal year ended December 31, 2008. The Audit Committee has reviewed and discussed those audited financial statements with members of the management of the Company.

The Audit Committee has discussed the audited financials for fiscal 2008 with CCR LLP, and has discussed with CCR LLP the Statement on Auditing Standards No. 61 and PCAOB Auditing Standard No. 5, “An Audit of Internal Control Over Financial Reporting That Is Integrated with an Audit of Financial Statements.” The Audit Committee has received from CCR LLP a letter and other written disclosures required under Independence Standards Board Standard No. 1. The Audit Committee had discussions with CCR LLP in advance of the Annual Meeting regarding the independence of CCR LLP as the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. After review of all discussions and correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended that the audited financial statements for the last fiscal year be included in the Company’s Annual Report on Form 10-K.

The Audit Committee

Edward Stoltenberg, Chairman
Robert E. Cell
John DeVillars

* * * * *

PROPOSAL NO. 1

ELECTION OF THE BOARD OF DIRECTORS

Our Certificate of Incorporation provides that the Board of Directors be divided into three classes. Each director serves a term of three years. At each annual meeting, the stockholders elect directors for a full term or the remainder thereof, as the case may be, to succeed those, whose terms have expired. Each director holds office for the term for which elected or until his or her successor is duly elected. Currently, Messers. Stoltenberg and Cell serve as Class 1 directors, whose terms expire in 2010, Mr. DeVillars serves as a Class 2 director, whose term expires in 2011, and Mr. Edward Gildea serves as a Class 3 director, whose term expires in 2009.

The Board of Directors has nominated Mr. Edward J. Gildea to serve as Class 3 director until 2012 or until his respective successor is elected and qualified.

Vote Required

The candidate receiving the highest number of votes cast in favor of his election shall be elected as director.

Recommendation

The Board recommends that stockholders vote FOR the election of Mr. Edward J. Gildea.

Unless marked otherwise, proxies received will be voted FOR the election of the nominee.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF CCR LLP AS
INDEPENDENT PUBLIC ACCOUNTANT

The Board of Directors appointed CCR LLP as the Company’s independent public accounting firm for 2009. Prior to 2009, CCR LLP has served as the Company’s independent public accountant since 2005.

In the past three fiscal years there have been no disagreements with CCR LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

One or more representatives of CCR LLP will attend the Annual Meeting and be available to respond to questions.

The Board recommends the shareholders ratify the appointment of CCR LLP as the Company’s independent public accountant for the year 2009. If the shareholders do not ratify the appointment, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

Vote Required

The affirmative vote of a majority of the common shares present at the meeting and entitled to vote is required to approve the selection of CCR LLP as independent public accountant.

Recommendation

The Board recommends that stockholders vote FOR the ratification of the selection of CCR LLP as the Company’s independent public accountant for the year 2009.

OTHER MATTERS TO COME BEFORE THE MEETING

If any business not described herein should properly come before the meeting the Proxy Committee will vote the shares represented in accordance with their best judgment. At this time the proxy statement went to press, the company knew of no other matters which might be presented for Stockholder action at the meeting.

* * * * *

STOCKHOLDER PROPOSALS

Should a stockholder desire to include in next year’s proxy statement a proposal other than those made by the Board, such proposal must be sent to the Corporate Secretary of the Company at 7A Commercial Wharf West, Boston, MA 02110. Shareholder proposals must be received at our principal executive offices no later than 120 days prior to the first anniversary of the date of this proxy statement.. All stockholder proposals received after this date will be considered untimely and will not be included in the proxy statement for the 2010 annual meeting. The deadline for submission of stockholder proposals that are not intended to be included in our proxy statement is 45 days prior to the first anniversary of the date of this proxy statement.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 5, 2009. Vote by Internet • Log on to the Internet and go to www.investorvote.com/COIN • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. 1. Election of Directors: For Withhold + 01 — Edward J. Gildea * * Director to serve until the 2012 Annual Meeting of Stockholders. For Against Abstain 2. Ratification of the selection of CCR LLP as Independent In their discretion, the proxies are authorized to vote upon such Public Accountant. other business as may properly come before the meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 1 A V 0 2 2 1 1 3 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 01265C

. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Converted Organics Notice of 2009 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 5, 2009 The undersigned stockholder of Converted Organics hereby appoints Edward J. Gildea as proxy with the power of substitution, and he is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Converted Organics to be held at The Marriott’s Custom House located at 3 McKinley Square, Boston, MA 02109 on June 5, 2009 at 9:30 am EST, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominee listed and FOR Proposal 2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)